UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 17, 2015

Advanced Drainage Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36557	51-0105665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4640 Trueman Boulevard, Hilliard, Ohio 43026

(Address of principal executive offices) (Zip Code)

(614) 658-0050

(Registrant’s telephone number, including area code)

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 17, 2015, ADS Ventures, Inc. (“ADS/V”), a wholly-owned subsidiary of Advanced Drainage Systems, Inc. (the “Company”), entered into a Sale and Assignment of Ownership Interests (the “Purchase Agreement”) with BaySaver Technologies, Inc. (“BTI”) and Mid-Atlantic Storm Water Research Center, Inc. (“Mid-Atlantic”), pursuant to which ADS/V acquired an additional 10% of the issued and outstanding membership interests in BaySaver Technologies, LLC (the “BaySaver JV”) from BTI and Mid-Atlantic for a combined purchase price of $3.2 million, subject to certain additional post-closing purchase price payments specified in the Purchase Agreement. As a result of the purchase, ADS/V increased its ownership interest to 65% of the issued and outstanding membership interests in the BaySaver JV. The Company guaranteed ADS/V’s financial obligations under the Purchase Agreement.

In connection with the acquisition, on July 17, 2015, ADS/V, BTI and Mid-Atlantic entered into an Amendment No. 1 to the BaySaver JV Limited Liability Company Agreement (“Amendment No. 1”), amending provisions of the BaySaver JV Limited Liability Company Agreement relating to (i) approval rights of the members; (ii) voting rights of the board of managers; (iii) put rights of BTI and Mid-Atlantic; (iv) call rights of ADS/V; and (v) the current membership interests in the BaySaver JV.

The foregoing is qualified in its entirety by reference to the Purchase Agreement and Amendment No. 1, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 8.01.	Other Events.

On July 20, 2015, the Company issued a press release announcing the acquisition of the additional interests in the BaySaver JV. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Sale and Assignment of Ownership Interests dated as of July 17, 2015 by and among ADS Ventures, Inc., BaySaver Technologies, Inc. and Mid-Atlantic Storm Water Research Center, Inc.

10.2	Amendment No. 1 to BaySaver Technologies, LLC Limited Liability Company Agreement dated as of July 17, 2015 by and among ADS Ventures, Inc., BaySaver Technologies, Inc. and Mid-Atlantic Storm Water Research Center, Inc.

99.1	Press release, dated July 20, 2015, issued by Advanced Drainage Systems, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2015

ADVANCED DRAINAGE SYSTEMS, INC.

By:	/s/ Mark B. Sturgeon
Name:	Mark B. Sturgeon
Title:	EVP, CFO, Secretary & Treasurer

EXHIBIT INDEX

10.1	Sale and Assignment of Ownership Interests dated as of July 17, 2015 by and among ADS Ventures, Inc., BaySaver Technologies, Inc. and Mid-Atlantic Storm Water Research Center, Inc.

10.2	Amendment No. 1 to BaySaver Technologies, LLC Limited Liability Company Agreement dated as of July 17, 2015 by and among ADS Ventures, Inc., BaySaver Technologies, Inc. and Mid-Atlantic Storm Water Research Center, Inc.

99.1	Press release, dated July 20, 2015, issued by Advanced Drainage Systems, Inc.